QUARTERLY REPORT SEPTEMBER 30, 2002

Dear Shareholder:
     The stocks are falling but the sky is not. There is no new national crisis such as war or terrorist tragedy. The economy putters along at a reasonable but hardly robust rate of growth. Corporate profits are recovering but not soaring. Faced with tepid circumstances, the stock market produced the largest quarterly decline in fifteen years. The decline affected your portfolio as well, and in many cases pushed the share prices to what we believe are unreasonably low levels. This equity market weakness also provided us the opportunity to add some new stocks to your portfolio. Your returns were as follows:

	3rd Qtr.	Year to Date
Nasdaq Composite	-19.9%	-39.9%
S&P 500	-17.3%	-28.2%
Morningstar Large Value	-17.7%	-25.0%

Your Portfolio	-12.3%	-13.1%

The Voters Are Coming! The Voters Are Coming!

     This is the season for political promises, and some politicians make them better than others. H.L. Mencken said of the talented Harry Truman: "If there had been any formidable body of cannibals in the country he would have promised to provide them with free missionaries, fattened at the taxpayers' expense." Politicians make promises because they feel about elections the same way turkeys feel about Thanksgiving, and for the same reason. Both face dates certain which admit only two possible outcomes-continued survival or instant oblivion. Politicians and turkeys alike share the overwhelming ambition to survive the cold month of November.
     The major topic for political promises is to restore trust in corporate America and punish those executives who misbehaved. There is no doubt about the outpouring of popular outrage. Representative Michael Oxley described the current climate on Capitol Hill: "Summary executions would get 85 votes in the Senate right now." That outrage stems from two related causes-the urge to blame someone for stock market losses and the growing perception that the investing game is unfairly rigged by fraud and just plain bad behavior.
     Since the issue is political, there is ample opportunity for a cynic to get his daily exercise. Many of the politicians who express shock at corporate misdeeds today were participants in them yesterday. President Bush proposed to do away with the low interest loans to corporate insiders that he himself once received. The pious Senator Lieberman who now calls for accounting reform is the same one who, years earlier, resisted better accounting for executive stock options. We do not defend this behavior, but we do not dwell on it either. Our focus is on what it all means to a rational investor.

Discretion Is the Bitter Part of Value

     Accounting is a good place to start, since most of the current concern comes down to how fairly and accurately a company reports its financial results. Contrary to conventional wisdom, American accounting principles really are very good. Like the law, accounting is a collection of generations of ideas on how to do the job well. Also like the law, accounting has a commendable capacity for course-correction and improvement to adapt to changing circumstances. Two improvements we would like to see are the expensing of executive stock options and more realistic assumptions for pension accounting. Both of these changes are starting to take place under the impetus of peer pressure. Beginning with Boeing, a growing number of high quality companies are treating stock options as the period cost they clearly are. The hope here is that Gresham's Law (bad money drives out good) will work in reverse so that the compelling example of good accounting drives out its currently bad counterpart.
     Principle is one thing, practice another. Even the world's best accounting principles still give management a good deal of discretion, and until recently many managements used that discretion to make and slightly exceed investors' estimates of quarterly earnings. Now the tide has shifted toward using discretion to make sure that financial statements are accurate, fair, and legal. Part of the good news is that future financial statements are likely to be very good indeed.
     The world's best accounting is useless if investors ignore it, which is just what happened during the recent bull market. Many investors chose instead to focus on pro forma earnings, known without affection as EBBS (earnings before bad stuff). Demonstrating astonishing creativity to justify obvious insanity, some even went beyond pro forma numbers to create a whole new accounting system based on the number of clicks, number of eyeballs, etc. To the fully committed bull or bear, good accounting is an inconvenience to ignore in proving his point. The point for a rational investor is to use good accounting to derive a good value for the enterprise, a goal which often gets lost in the frenzy of market excitement.

Pinocchio Prevails Part II

     Not all priests are pedophiles, not all auditors are asleep, and not all CEOs are future residents of a minimum-security prison. Confirmed crooks do not rule Corporate America and flat out fraud is rare. Far more common, however, was a downward drift in standards of behavior by a larger number of the morally marginal during the peak of irrational exuberance. Some auditors such as Arthur Andersen, once known as the Marine Corps of accounting, simply went AWOL in protecting investors. Some sell-side analysts shifted their allegiance from investors to investment banking clients. Some executives extracted pay packages containing numbers once reserved for the age of dinosaur bones.
      What George Bernard Shaw said of marriage applies to the executive stock option as well: "It combines the maximum of temptation with the maximum of opportunity." Money is the powerful temptation. The opportunity arises because the CEO often controls the Board of Directors and selects the compensation consultant who predictably concludes that his generous employer deserves to be very generously paid. Starting with Coca-Cola, the last decade saw a large-in many cases remarkably excessive-transfer of corporate wealth from owners to managers through the device of stock options.
     Much of that bad behavior is changing for the better under the pressure of popular outrage. The spectacle of Arthur Andersen's collapse will stiffen the spines of auditors everywhere. Brokerage firms belatedly are acting to ensure more independence and objectivity for their analysts. Companies such as Tyco, once deficient in corporate governance, are trying to become exemplars of it. Now that the line separating ethical behavior from its unseemly opposite suddenly has shifted back toward decency, the morally marginal who find themselves on the wrong side of the line are exposed to criticism, anger, and legal proceedings.
     The fall is so far because the rise was so high. That observation applies not only to stock prices but to CEO reputations as well. A fast rising economy, a faster rising stock market and a fawning media combined in the late 1990s to put CEOs on a pedestal. Life on a pedestal is solitary, rich, nice, bountiful, and short. Now the same media which lionized CEOs is devouring them with lion-like fury. The crumbling cult of the celebrity CEO was illustrated by the cartoon showing two small boys fighting. As father steps in to break up the fight, one boy cries with tears in his eyes, "He called me a CEO first!"

And Now for the Bad News

     Optimism coincides with realism on many issues, but not all of them. There are some very good reasons for pessimism and here are three of them:
1.

Investing in equities is not following the yellow brick road to riches. In some cases it means taking the one way road to perdition. Many investors have lost fortunes and will not get them back. Hundreds of once thrilling dot-com companies have vanished along with the assets of their shareholders. Large recent losses in technology stocks are certain; future gains are highly uncertain in businesses where new leaders often emerge to replace yesterday's favorites. The loss of market value for these stocks is measured in trillions of dollars, but there is no way to measure the human loss of hopes, expectations, and confidence in the future

2.

The debate over expensing stock options is largely a trivial diversion from a far more significant issue-the massive transfer of corporate wealth from shareholders to executives through large option grants. The recipients of that transfer can be good at concealing its often significant magnitude from the less knowledgeable donors. Even if option accounting became perfect tomorrow, the more important issue of wealth transfer still would remain.

3.

The popular passion to punish the corporate culprits is likely to achieve only modest satisfaction. Fraud was rare and is hard to prove in court. Legal but bad behavior carries little cost to the perpetrator. The U.S. does not have the strong "culture of shame" which effectively regulates executive behavior in Japan. We have no compulsion for ritual apology (to say nothing of ritual suicide) in this country. Many of the executives who lost a fortune for the shareholders who trusted them simply will sail off into retirement on their yachts.

Searching for Bigfoot

     Like the search for Bigfoot, the search for The Bottom in equity prices is the subject of frenzied effort, frequent speculation, occasional sightings and zero results. No one we know of saw The Top in March of 2000 and no one can see The Bottom until it is long past.
     We don't know where The Bottom was or will be, but we do have an observation on a related topic. After years of being overpriced by every valuation method known to economic man, the stock market now has descended to a level which may be reasonable. It is not notably cheap by historical standards, but it is no longer obviously overpriced either.

Going on Drugs

     We did not buy drug stocks because we believe investors will create a surging demand for pain relievers and anti-depressants. In early July the stock market reduced the prices of some of the world's best drug companies to reasonable levels. We recognize there are very real risks with possible price controls and research productivity, but we also believe an investor is being very well paid to take those risks. Our purchase of drug stocks and some special situations is the first significant commitment of your large cash position since valuations became irrationally exuberant in the mid-1990s. This does not mean we know where The Bottom of equity prices is. What we do know is that we are a long, long way from The Top.

Something New Next Year

     Ernst and Young has been your fund's auditor since its inception in 1984. They adhered to high ethical standards during their tenure. Because of stronger requirements for auditor independence under the new Sarbanes-Oxley Act, they no longer can fulfill that function. PricewaterhouseCoopers will replace Ernst and Young as of the end of the year.

/s/ James H. Gipson Chairman & President	/s/ Michael C. Sandler Co-Manager	/s/ Bruce G. Veaco Co-Manager
/s/ Peter J. Quinn Co-Manager	/s/ Kelly Sueoka Co-Manager

October 2, 2002

The Fund's compounded annual total return for the one, three, five, seven and ten year periods ending September 30, 2002 and for the period since inception (February 29, 1984) was -5.6%, 9.1%, 10.2%, 14.3%, 15.0%, and 15.5%, respectively. These returns assume redemption at the end of each period. Past performance is no guarantee of future results. The Nasdaq Composite Index, which is market-value weighted, measures all domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market. The S&P 500 is an unmanaged index of 500 companies widely recognized as representative of the equity market in general. The Morningstar Large Value Funds Index is an index of 902 managed large value mutual funds monitored by Morningstar.

(UNAUDITED)

Investment Portfolio
September 30, 2002

Common Stocks (91.5%)

Shares		Value

	Advertising (2.7%)
7,224,800	The Interpublic Group of Companies, Inc.	$114,513,080

	Computer Services (4.7%)
13,941,900	Electronic Data Systems Corporation	194,907,762

	Energy (3.9%)
19,502,300	El Paso Corporation	161,284,021

	Food & Tobacco (17.5%)
6,353,800	Philip Morris Companies Inc.	246,527,440
3,490,900	Kraft Foods Inc. Class A	127,278,214
4,324,800	UST Inc.	122,002,608
6,816,300	McDonald's Corporation	120,375,858
5,341,000	Sara Lee Corporation	97,686,890
1,514,724	Tyson Foods Inc. Class A	17,616,240
		731,487,250

	Health Care (9.2%)
3,349,100	Pfizer Inc	97,190,882
2,103,300	Merck & Co, Inc.	96,141,843
2,930,400	Wyeth	93,186,720
1,050,000	Johnson & Johnson	56,784,000
2,712,400	Other	40,604,628
		383,908,073

	Industrial & Electrical Equipment (11.0%)
29,281,500	Tyco International Ltd.	412,869,150
1,465,200	Pitney Bowes Inc.	44,673,948
		457,543,098

	Insurance & Financial Services (4.7%)
4,983,100	American Express Company	155,373,058
1,488,240	Old Republic International Corporation	42,236,251
		197,609,309

	Mortgage Finance (14.2%)
5,479,400	Freddie Mac	306,298,460
3,277,400	Fannie Mae	195,136,396
1,455,100	Golden West Financial Corporation	90,478,118
		591,912,974

	Real Estate Investment Trusts (9.4%)
5,706,600	Equity Residential	136,616,004
3,066,800	Equity Office Properties Trust	79,184,776
3,021,600	Archstone-Smith Trust	72,155,808
1,535,700	Apartment Investment & Management Company	59,661,945
1,421,800	Mack-Cali Realty Corporation	45,682,424
		393,300,967

	Retailing (6.7%)
4,737,300	Safeway Inc.*	105,641,790
5,288,800	The Kroger Co.*	74,572,080
3,217,700	Staples, Inc.*	41,154,383
2,216,800	CVS Corporation	56,195,880
		277,561,133

	Special Situations (7.5%)
9,017,500	AOL Time Warner Inc.*	105,504,750
2,420,700	Merrill Lynch and Company, Inc.	79,762,065
3,353,900	R.R. Donnelley & Sons Company	78,850,189
1,084,400	Manpower Inc.	31,816,296
433,800	Other	18,731,484
		314,664,784

	Total Common Stocks (Cost $4,421,812,629)	3,818,695,451

 * Non-income producing securities.
Short Term Investments (9.8%)
Par Value
	Short Term Notes (8.1%)
	Federal Home Loan Bank Board Agency Notes (7.3%)
$219,710,000	3.875%, due 12/15/04	228,067,768
$73,050,000	3.625%, due 10/15/04	75,326,238
		303,394,006

	Federal Farm Credit Bank Agency Notes (0.8%)
$32,420,000	3.875%, due 12/15/04	33,617,594

	Total Short Term Notes (Cost $322,827,933)	337,011,600

	State Street Repurchase Agreements (1.7%)
$73,516,000	1.25%, dated 09/30/02, due 10/01/02 (Cost $73,516,000)	73,516,000

	Total Short Term Investments (Cost $396,343,933)	410,527,600

	Total Investment Portfolio (101.3%) (Cost $4,818,156,562)	4,229,223,051

Cash and Receivables less Liabilities (-1.3%)		(55,375,051)
Net Assets (100.0%)		$4,173,848,000 =============

CLIPPER FUNDSM
9601 Wilshire Boulevard, Suite 800
Beverly Hills, California 90210
Telephone (800) 776-5033
Shareholder Services
& Audio Response (800) 432-2504
Internet: www.clipperfund.com

INVESTMENT ADVISER
Pacific Financial Research, Inc. Internet: www.pfr.biz

DIRECTORS	QUARTERLY REPORT September 30, 2002
F. Otis Booth, Jr.
James H. Gipson
Norman B. Williamson
Professor Lawrence P. McNamee

TRANSFER & DIVIDEND PAYING AGENT
National Financial Data Services
Post Office Box 219152
Kansas City, Missouri 64121-9152
(800) 432-2504

Overnight Address
330 W. 9th Street, 4th Fl.
Kansas City, MO 64105

CUSTODIAN
State Street Bank and Trust Company

COUNSEL
Paul, Hastings, Janofsky & Walker LLP

INDEPENDENT AUDITORS
PricewaterhouseCoopers LLP

This report is not authorized for distribution to prospective investors unless accompanied by a current prospectus.